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                          SUBSIDIARY SECURITY AGREEMENT


         This SECURITY AGREEMENT is made and entered into as of this 27th day of June, 2001, among TWINVISION OF NORTH AMERICA, INC., a North Carolina corporation and DIGITAL AUDIO CORPORATION, a North Carolina corporation (each a "Guarantor" and collectively, the "Guarantors"), and RENAISSANCE US GROWTH & INCOME TRUST PLC ("RUSGIT"), BFSUS SPECIAL OPPORTUNITIES TRUST PLC, a public limited company registered in England and Wales ("BFSUS") (RUSGIT and BFSUS collectively referred to as "Lender"), and RENAISSANCE CAPITAL GROUP, INC., a Texas corporation, as agent for the Secured Party (the "Agent").

         WHEREAS, Lender, Agent and DIGITAL RECORDERS, INC. (the "Borrower"), have entered into a Convertible Loan Agreement of even date herewith (the "Loan Agreement"), pursuant to which Lender will lend to the Borrower the aggregate principal amount of $3,000,000 evidenced by the Borrower's 8.00% Convertible Debentures of even date herewith (the "Debentures");

         WHEREAS, as a condition for entering into the Loan Agreement and providing the Loan, Lender required that Guarantors, each a subsidiary of the Borrower, guarantee the Obligations of the Borrower and grant a security interest in the assets of Guarantors as collateral for such Guarantee; and

         WHEREAS, Guarantors executed a Guarantee of even date herewith in favor of Lender (the "Guarantee"), whereby Guarantors guaranteed the due performance and full and prompt payment of all obligations and indebtedness of the Borrower arising under the Loan Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the parties hereby agree as follows:

         1. GRANT OF SECURITY INTEREST. In order to secure payment when due of all Obligations now existing or hereafter incurred, Guarantors hereby irrevocably grant to Lender a continuing security interest in the following property of Guarantors (the "Collateral"), whether now owned or existing, or hereafter acquired, owned, existing or arising (whether by contract or operation of law), and wherever located, which shall be retained by Lender until the Obligations have been paid in full and the Loan Agreement has been terminated; PROVIDED, HOWEVER, that such Liens in the Collateral shall at all times be subject and subordinate to the Liens granted by Guarantors to the holder of Senior Obligations, on the terms set forth in the Subordination and Intercreditor Agreement.

                  (a) All accounts (including inter-company receivables), contract rights, chattel paper and rights of payment of every kind (collectively, "Accounts") and instruments and general intangibles of Guarantors.

                  (b)   All bank accounts of Guarantors.


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                  (c)   All monies, residues and property of any kind, now or at
         any time or times hereafter, in the possession or under the control of Lender, Agent or a bailee of Lender.

                  (d) All licenses, patents, patent applications, copyrights, trademarks, trademark applications, trade names, assumed names, service marks and service mark applications of Guarantors.

                  (e) All inventory, equipment (including any and all computer hardware and components), machinery and fixtures of Guarantors in all forms and wherever located, and all parts and products thereof, all accessories thereto, and all documents therefor.

                  (f) All books and records (including, without limitation, customer lists, credit files, tapes, ledger cards, computer software and hardware, electronic data processing software, computer programs, printouts and other computer materials and records) of Guarantors evidencing or containing information regarding or otherwise pertaining to any of the foregoing.

                  (g) All accessories to, substitutions for and all replacements, products and proceeds of the foregoing including, without limitation, proceeds of insurance policies insuring the Collateral (including, but not limited to, claims paid and premium refunds).

         2. INSURANCE ON COLLATERAL. Guarantors further warrant and agree that in each case where the terms of any such Accounts require the Guarantor or the account debtor named in such Account to place or carry insurance in respect of the property to which such Account relates, the Guarantor or the account debtor will pay for and maintain such insurance.

         3. DELIVERY OF RECEIVABLES. Upon Lender's or Agent's request, upon the occurrence of an Event of Default, the Guarantors will, at any reasonable time and at Guarantor's own expense, physically deliver to Lender or Agent all Accounts assigned to Lender at any reasonable place or places designated by Lender or Agent. Failure to deliver any Account, or failure to deliver physical possession of any instruments, documents or writings in respect of any Account shall not invalidate Lender's Lien and security interest therein, except to the extent that possession may be required by applicable law for the perfection of said Lien or security interest, in which latter case, the Account shall be deemed to be held by Guarantors as the custodian agent of Lender, for the benefit of Lender. Failure of Lender or Agent to demand or require Guarantors to include any Account in any schedule, to execute any schedule, to assign and deliver any schedule or to deliver physical possession of any instruments, documents or writings related to any Account shall not relieve Guarantors of their duty so to do.

         4. COLLECTION OF RECEIVABLES. Guarantors hereby agree that they shall use commercially reasonable efforts, at their sole cost and expense and in their own names, to promptly and diligently collect and enforce payment of all Accounts and Guarantors will defend


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and hold Lender harmless from any and all loss, damage, penalty, fine or expense arising from such collection or enforcement.

         5. FINANCING STATEMENTS. Guarantors agree to execute all financing statements and amendments thereto as Lender or Agent may request from time to time to evidence the security interest granted to Lender hereunder and will pay all filing fees and taxes, if any, necessary to effect the filing thereof. Wherever permitted by law, Guarantors authorize Lender or Agent to file financing statements with respect to the Collateral without the signature of Guarantors, and shall give notice thereof to the Guarantors. Without the written consent of Lender or Agent, Guarantors will not allow any financing statement or notice of assignment to be on file in any public office covering any Collateral, proceeds thereof or other matters subject to the security interest granted to Lender herein, unless such financing statement relates to a Permitted Lien.

         6. LENDER'S PAYMENT OF CLAIMS. Lender may, in its sole discretion, discharge or obtain the release of any security interest, lien, claim or encumbrance asserted by any Person against the Collateral, other than a Permitted Lien. All sums paid by Lender in respect thereof shall be payable, on demand, by Guarantors to such Lender and shall be a part of the Obligations.

         7.       DEFAULT AND REMEDIES.


                  (a) Guarantors shall be in default hereunder upon the occurrence of an Event of Default, as set forth in the Loan Agreement.


                  (b) Upon the occurrence of any Event of Default which shall be continuing, (i) unless Lender or Agent shall elect otherwise, the entire unpaid amount due under the Guarantee as are not then otherwise due and payable shall become immediately due and payable without notice to Guarantors or demand by Lender or Agent and (ii) either Lender or Agent may at its or their option exercise from time to time any and all rights and remedies available to them under the Uniform Commercial Code or otherwise, including the right to foreclose or otherwise realize upon the Collateral and to dispose of any of the Collateral at one or more public or private sales or other proceedings, and Guarantors agree that any of Lender, Agent or their nominee may become the purchaser at any such sale or sales. Guarantors agree that ten (10) days shall be reasonable prior notice of the date of any public sale or other disposition, if the same may be made. All rights and remedies granted Lender hereunder or under any other agreement between Lender and Guarantors shall be deemed concurrent and cumulative and not alternative, and Lender, or Agent on its behalf, may proceed with any number of remedies at the same time or at different times until all the Obligations are fully satisfied. The exercise of any one right or remedy shall not be deemed a waiver or release of or an election against any other right or remedy. Guarantors shall pay to Lender or Agent, on demand, any and all expenses (including reasonable attorneys' fees and legal expenses) which may have been incurred by Lender or Agent (i) in the prosecution or defense of any action growing out of or connected with the subject matter of this Agreement, the Guarantee, the Collateral or any of Lender's rights therein or thereto; or (ii) in connection with the custody, preservation, use, operation, preparation for sale or sale of the Collateral, the


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         incurring of all of which are hereby authorized to the extent Lender or
         Agent deem the same advisable. Guarantors' liability to Lender or Agent for any such payment shall be included in the Obligations. The proceeds of any Collateral received by Lender or Agent at any time before or after default, whether from a sale or other disposition of Collateral or otherwise, or the Collateral itself, may be applied to the payment in full or in part of such of the Obligations and in such order and manner as Lender or Agent may elect.

         8. REPRESENTATIONS AND COVENANTS OF GUARANTORS. Guarantors hereby represent to and agree with Lender as follows:

                  (a) Except as referred to in Section 1, Guarantors own the Collateral as sole owners, free and clear of any Liens, other than Permitted Liens.

                  (b) So long as any amounts due pursuant to the Loan Agreement remain unpaid, Guarantors agree not to sell, assign or transfer the Collateral, other than the sale of Collateral in the ordinary course of business, and to maintain it free and clear of any Liens, other than Permitted Liens.

         9.       MISCELLANEOUS.

                  (a) This Agreement shall bind and inure to the benefit of the parties and their respective heirs, personal representatives, successors and assigns, except that Guarantors shall not assign any of their rights hereunder without Lender's and Agent's prior written consent.

                  (b) Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without affecting the validity or enforceability of the remainder of this Agreement or the validity or enforceability of such provision in any other jurisdiction.

                  (c) All issues arising hereunder shall be governed by the laws of the State of Texas.

                  (d) Guarantors hereby consent to the jurisdiction of the courts of the State of Texas in any action or proceeding which may be brought against them under or in connection with this Agreement or any transaction contemplated hereby or to enforce any agreement contained herein, and in the event any such action or proceeding shall be brought against one or both of them, Guarantors agree not to raise any objection to such jurisdiction or to the laying of venue in Dallas County, Texas or, if applicable, any other county in any state in which Collateral is located.


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                  (e)   Any notices or other communications required or
         permitted to be given by this Agreement or any other documents and instruments referred to herein must be (i) given in writing and personally delivered, mailed by prepaid certified or registered mail or sent by overnight service, such as FedEx, or (ii) made by telex or facsimile transmission delivered or transmitted to the party to whom such notice or communication is directed, with confirmation thereupon given in writing and personally delivered or mailed by prepaid certified or registered mail.

         If to Guarantors to:

         c/o Digital Recorders, Inc.
         Sterling Plaza, Box 26
         5949 Sherry Lane, Suite 1050
         Dallas, Texas 75225
         Attn.: David L. Turney
                Chairman, CEO and President
         Telephone: (214) 378-9429
         Facsimile: (214) 378-8437

         with a copy to:

         David Furr, Esq.
         Gray, Layton, Drum, Kersh, Solomon & Furr, PA
         516 South New Hampton Road
         P.O. Box 2636
         Gastonia, North Carolina 28053-2637
         Telephone: (704) 865-4400
         Facsimile: (704) 866-8010

         If to Lender to:

         Renaissance US Growth & Income Trust PLC
         c/o Renaissance Capital Group, Inc.
         8080 North Central Expressway, Suite 210-LB59
         Dallas, Texas 75206
         Attn.: Robert C. Pearson
                Senior Vice President
         Telephone: (214) 891-8294
         Facsimile: (214) 891-8291

         BFSUS Special Opportunities Trust PLC
         c/o Renaissance Capital Group, Inc.
         8080 North Central Expressway, Suite 210-LB59
         Dallas, Texas 75206
         Attn.: Robert C. Pearson
                Senior Vice President


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         Telephone: (214) 891-8294
         Facsimile: (214) 891-8291

         with a copy to:

         Norman R. Miller, Esq.
         Kirkpatrick & Lockhart LLP
         1717 Main Street, Suite 3100
         Dallas, Texas 75201
         Telephone: (214) 939-4906
         Facsimile: (214) 939-4949

         If to Agent to:

         Renaissance Capital Group, Inc.
         8080 North Central Expressway, Suite 210-LB59
         Dallas, Texas 75206
         Attn.: Robert C. Pearson
                Senior Vice President
         Telephone: (214) 891-8294
         Facsimile: (214) 891-8291

         with a copy to:

         Norman R. Miller, Esq.
         Kirkpatrick & Lockhart LLP
         1717 Main Street, Suite 3100
         Dallas, Texas 75201
         Telephone: (214) 939-4906
         Facsimile: (214) 939-4949

                  Any notice delivered personally in the manner provided herein will be deemed given to the party to whom it is directed upon the party's (or its agent's) actual receipt. Any notice addressed and mailed in the manner provided herein will be deemed given to the party to whom it is addressed at the close of business, local time of the recipient, on the fourth business day after the day it is placed in the mail, or, if earlier, the time of actual receipt.

                  (f) Capitalized terms used herein, unless otherwise defined herein, have the definitions given them in the Loan Agreement and in the Intercreditor Agreement among TwinVision Corp. of North America, Inc., a North Carolina corporation, Digital Audio Corporation, a North Carolina corporation, Borrower, Lender, Agent, and Guaranty Business Credit Corporation, a Delaware corporation.


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         IN WITNESS WHEREOF, this Agreement has been duly executed as of the date and year written above.

                                       GUARANTORS:

                                       TWINVISION OF NORTH AMERICA, INC.



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       DIGITAL AUDIO CORPORATION



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       LENDER:

                                       RENAISSANCE US GROWTH & INCOME
                                       TRUST PLC



                                       By:
                                          --------------------------------------
                                       Name:    Russell Cleveland
                                       Title:   Director

                                       BFSUS SPECIAL OPPORTUNITIES TRUST
                                       PLC



                                       By:
                                          --------------------------------------
                                       Name:    Russell Cleveland
                                       Title:   Director

                                       AGENT:

                                       RENAISSANCE CAPITAL, GROUP, INC.



                                       By:
                                          --------------------------------------
                                       Name:    Russell Cleveland
                                       Title:   President and CEO




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